SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: November 1, 2001


              (Date of earliest event reported: September 28, 2001)


                              TekInsight.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-11568                     95-4228470
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)





18881 Von Karmen Avenue, Suite 250           Irvine, California         92612
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)





Registrant's telephone number, including area code (949) 955-0078



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events

On September 28, 2001, Tekinsight.com, Inc. signed a Letter of Intent to purchase from Exodus Communications, Inc. ("Exodus") certain assets related to the Exodus Gulf Services business unit operating in Louisiana, Alabama and Mississippi (the "Business"). Under the terms of the agreement, TekInsight will acquire customer contracts, intangible assets, tangible assets (including hardware, software and equipment), certain employee obligations, customer information and any leases that TekInsight chooses to assume.

Consideration for the acquisition includes an initial payment of $175,000. Additionally, TekInsight will pay to Exodus 10% of all net revenues it collects from customers of the Business for services provided on and after October 1, 2001, for a period of twenty-four (24) months, less $87,500 from the last payment due to Exodus. TekInsight will enter into a separate accounts receivable collection agreement for the outstanding unpaid invoices at September 30, 2001. Under such agreement, TekInsight shall be paid a fee equivalent to 20% of all collections of accounts receivable of the Business received by either TekInsight or Exodus. If payments of such invoices are not collected by December 31, 2001, Exodus has the right to take a reassignment of the right to collect the remaining accounts receivable entirely for its own account. TekInsight made offers of employment to all Exodus employees operating the Business, and agreed not to close down operations or terminate more than 30 employees in the 60 days following closing.

The parties expect to enter into definitive agreements and to close the transaction as soon as reasonably practicable.

A copy of the Letter of Intent is attached hereto as Exhibit 10.1.



Item 7.       Financial Statements and Exhibits.

         (c)    Exhibits.

                Exhibit 10.1 Letter of Intent between Exodus Communications, Inc. and TekInsight.com, Inc., dated as of September 28, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     November 1, 2001              TEKINSIGHT.COM, INC.



                                         By:/s/James Linesch
                                            -----------------------------
                                             Name: James Linesch
                                             Title:Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number                      Exhibit Name

10.1 Letter of Intent between Exodus Communications, Inc. and TekInsight.com, Inc., dated as of September 28, 2001.